SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2024 (August 5, 2024)

NEURALBASE AI LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-33325	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Calle 98 No.19 A - 79 AP

410 Localidad De Chapinero

Bogota 00000l, Colombia

+1 727 314 3717

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Viratech Corp. 429 W. Plumb Lane, Reno, NV 89509
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

NEURALBASE AI LTD.

Form 8-K

Current Report

Item 3.03 - Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

On August 5, 2024, our Board of Directors approved changing our corporate name from Viratech Corp. to Neuralbase AI Ltd. Thereafter, on August 12, 2024, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to effect the aforementioned name change of the Company (“Name Change”). A copy of the Certificate of Amendment is attached hereto as Exhibit 3.01 and is incorporated herein by reference.

Reverse Stock Split

On August 5, 2024, our Board of Directors also approved a reverse stock split of our issued and authorized shares of common stock on the basis of Seven Thousand Five Hundred for 1 (7,500-for-1) (“Reverse Split”) whereby every 7,500 shares of the Company’s common stock issued and outstanding shall automatically convert into 1 new share of common stock.

Thereafter on August 12, 2024, the Company filed a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209 to effectuate the Reverse Split. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. Once the Reverse Stock Split is declared effective by FINRA (the “Payment Date”), the current 1,499,338,547 issued and outstanding shares of Common Stock shall represent 199,911 post-Reverse Split shares, any and all fractional shares resulting from the Reverse Split shall be rounded up to the next whole share. A copy of the Certificate is attached hereto as Exhibit 3.02 and is incorporated herein by reference.

Effective Date of Name Change and Reverse Split

The actions taken by our Board of Directors, approving the above described name change and reverse stock split are subject to the prior approval by the Financial Industry Regulatory Authority (FINRA). Accordingly, on August 12, 2024, the Company filed an Issuer Company-Related Action Notification Form with FINRA to give reflect the name change, apply for a new stock symbol, and to give effect to the Reverse Split. To this end, we will endeavor to update our Shareholders, and the markets generally, upon approval and deemed effectiveness by FINRA.

Following the Name Change and Reverse Split, any stock certificates issued prior to such corporate actions will continue to be valid, and any new certificates reflecting such corporate actions will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit	Filing
3.01	Certificate of Amendment filed with the Nevada Secretary of State	Filed herewith.
3.02	Certificate of Change Pursuant to NRS 78.209	Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEURALBASE AI LTD.

Dated: August 15, 2024	/s/ Frank Gomez
By: Frank Gomez
Its: Chief Executive Officer

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